Exhibit  12
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302 CERTIFICATION

I, Jai Woo Lee, Chief Executive Officer and Chief Financial Officer, certify that:

1.   I have reviewed this annual report on Form 20F of United Traffic System
     Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4. I am responsible for establishing and maintaining disclosure controls and procedures, as defined in Exchange Act Rules 13a - 15 (c) and 15d - 15(e), and internal control over financial reporting (as defined in Exchange Act Rule 13a - 15(f) and 15(d)-15(f) for the company and have:
     a) Designed such disclosure controls and procedures, or caused such disclosure control and procedures to be designed under our supervision, to ensure that material information relating to the Company, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;
     b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
     c) Evaluated the effectiveness of the Company's disclosure controls and procedures and presented in this report our conclusion about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this annual report (the "Evaluation Date"); and
     d) Disclosed in this annual report any change in the Company's internal control over financial reporting that occurred during the period covered by the annual report that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting; and

5. I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the Company's auditors and the audit committee of the Company's board of directors or persons performing the equivalent functions:
     a) All significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and
     b) Any fraud, whether or not material, that involves management or other employees who have a role in the registrant's internal controls.


Date: June 30, 2006                    /s/ Jai Woo Lee
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                                       Jai Woo Lee, Chief Executive Officer and
                                       Chief Financial Officer